1 FISCAL 2015 Q1 PERFORMANCE April 30, 2015

2 CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations, including, but not limited to, various factors beyond management's control adversely affecting discretionary spending, membership count and facility usage and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2014 and in its Quarterly Report on Form 10-Q for the period ended March 24, 2015. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what we believe are the most directly comparable GAAP measures. The Company has not reconciled Adjusted EBITDA guidance in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

3 BUSINESS OVERVIEW Eric Affeldt, President and CEO

4 1Q15 PERFORMANCE Continue to execute our three-pronged growth strategy • By offering our members a superior product and exceptional member experience, we consistently increase member spend, consolidate market share, and drive long-term shareholder value • We delivered record first quarter results: » 1Q15 revenue +22% to $202 million » 1Q15 adjusted EBITDA +21% to $39 million • Positive membership growth at both same store clubs, and new or acquired clubs • Controlled expenses delivering margin expansion across same store clubs • At Sequoia, most of our projected cost synergies have been fully realized • Members at recently acquired clubs have gravitated toward our O.N.E. offering, such that ~44% of our members were enrolled in O.N.E. or similar upgrade offerings • Added eight new clubs to our portfolio … we now operate 160 golf & country clubs (GCC), or 200 18-hole equivalents, plus 49 business, sports & alumni clubs (BSA)

5 EXECUTING OUR GROWTH STRATEGY Our three-pronged growth strategy delivering growth above long-term growth objective Organic Growth Reinvention Acquisitions 1 2 3 Growth Strategy Long-term Objective Revenue +3-5% Adjusted EBITDA +5-7% Incremental Growth 10-15% cash-on-cash return by year 3 post investment(1) (1) Acquisition Capital includes one-time reinvention and renovation capital deployed on acquired properties.

6 ECONOMIC DRIVERS OF GROWTH STRATEGY Underlying focus on increasing member spend and consolidating market share Our projected returns on invested capital (10-15% cash-on-cash return by year 3) position us for incremental growth and long-term shareholder value Superior Product & Member Experience Reinvention O.N.E. offering Increase Member Spend Strategic Acquisitions Local Market Cluster Consolidate Market Share Revenue growth of 3-5% Adj. EBITDA growth 5-7%

# DRIVE TO $300 MILLION ANNUAL ADJ. EBITDA IN 2018

## Multi-year framework for growth in Adj. EBITDA → implied CAGR of +9-13%

**Adj. EBITDA[1]**
$ millions



~$196
~40-60
~30-50
~8-12
~$280-320
CAGR 9-13%
2014 Base
5-7% Growth Organic + Reinvention…
2017 10-15% Return on 2014 Acquisition…
2018 10-15% Return on 2015 Acquisition…
2018

### Multi-year Framework for Adjusted EBITDA Growth[2]:

Fiscal 2014 adjusted EBITDA ~$196M

+ Long-term growth objective of 5-7% includes organic growth + reinventions on same-store clubs (i.e., 5-7% compound annual growth between 2014 and 2018 using 2014 base year of ~$196M adj. EBITDA)
+ Return on 2014 Acquisition Capital (~$280M purchase price + ~$41M planned reinvention capital of acquired clubs)
+ Return on 2015 Acquisition Capital (~$56M purchase price + ~$12M planned reinvention capital of acquired clubs)

***Drive to $300M Adj. EBITDA does not require a change to capital structure or assume any further acquisitions***
***Any additional acquisitions would be incremental to this target***

*(1) Adjusted EBITDA is a non-GAAP measure. The Company has not reconciled Adjusted EBITDA guidance in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.*
*(2) All estimates and subject to change, including as a result of matters discussed under the "Forward-Looking Statements" cautionary language, and the Company undertakes no duty to update its guidance.*

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

7

# 2015 ACQUISITIONS

## Continue to consolidate market share with eight new properties added this year


Rolling Green Country Club, IL


Ravinia Green Country Club, IL

### 2015 Acquisitions

- ClubCorp acquired 2 clubs just north of Chicago, and near two existing and successful business clubs in Chicago
  - » **Ravinia Green Country Club**, Arlington Heights, Illinois – 18-hole, private
  - » **Rolling Green Country Club**, Riverwoods, Illinois – 18-hole, private
- ClubCorp acquired portfolio of six golf clubs for a combined purchase price of just under $44 million.
  - » **Bermuda Run Country Club**, Bermuda Run, North Carolina – 36-holes, private
  - » **Brookfield Country Club**, Roswell, Georgia – 18-hole, private
  - » **Firethorne Country Club**, Marvin, North Carolina – 18-hole, private
  - » **Ford's Colony Country Club**, Williamsburg, Virginia – 54-holes, semi-private
  - » **Legacy Golf Club at Lakewood Ranch**, Bradenton, Florida – 18-hole, public
  - » **Temple Hills Country Club**, Franklin, Tennessee – 27-holes, private
- 209 Total clubs: 160 GCC (200 18-hole equivalents) & 49 BSA
- Market concentration: Atlanta (33), Dallas (17), Houston (19), Florida (18), Southern California (15), North Carolina (13), Virginia (9)

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

8

# THE CLUBS OF PRESTONWOOD

## Reinvention has transformed member engagement at this club…


Prestonwood – The Creek, Dallas, TX


Prestonwood – The Hills, Dallas, TX

### Reinvention at The Clubs of Prestonwood

- Prestonwood membership has grown nearly 50%, a net add of ~500 additional members, of which nearly 40% are under the age of 40
- By end of 2014, we were $0.5M adj. EBITDA ahead of underwriting targets
- 2015 budget expectations raised to reflect significant increase in activity at the club

*"When ClubCorp arrived at Prestonwood, they promised to "re-invent" the club. Man, have they delivered! Most obvious is the beautiful "re-invention" of both clubhouses. Though both were enjoyable before, the remodeled space is stunning by comparison. Members now enjoy two modern yet different venues for dining, entertaining and socializing. Places we're proud to show off to our guests!" –* **(11 yr. member)**

*"In years gone by, I would have watched the Master's on a small analog TV. Today, I enjoy the experience using a screen four times the size, soaking up the glorious colors through a high-definition picture that leaves little to the imagination. It is precisely how I view The Clubs of Prestonwood today. I had much enjoyment before ClubCorp came along, but the re-invention result provides such an experience that makes the pre-acquisition days seem light years away." –* **(18 yr. member)**

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

9

10 CONSISTENTLY STRONG FINANCIAL RESULTS Our growth strategy continues to drive long-term shareholder value • Continue to be optimistic about 2015: » We are confident in our ability to execute our strategy, grow the business, and deliver another strong year of financial performance… and we are revising upward our 2015 outlook » Sequoia integration has gone well, seeing upside revenue synergies » Reinvention continues to provide upside returns at both our same-store clubs, and at our new or acquired clubs » Our O.N.E. product resonates with new members as we continue to experience increased adoption of this unmatched network offering » Successfully executing our acquisition strategy

11 FINANCIAL OVERVIEW Curt McClellan, CFO

12 1Q15 CLUBCORP CONSOLIDATED RESULTS Delivering results consistent with what we communicated at our IPO $688 $720 $755 $815 $884 $921 2010 2011 2012 2013 (53wks) 2014 1Q15 LTM $150 $157 $166 $177 $196 $203 21.8% 21.8% 22.0% 21.7% 22.2% 22.1% 2010 2011 2012 2013 (53wks) 2014 1Q15 LTM Adj. EBITDA(1) Growth 5-7% $38.9M up +21% y/y Reinvention(2) ~30 clubs underway Revenue Growth 3-5% $202.1M, up +22% y/y Long-term Objective 1Q 2015 Results Acquisitions(3) 8 clubs 2 single store 1 small portfolio (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Planned club reinventions in 2015. (3) Acquisitions announced or closed year-to-date in Fiscal 2015. Revenue $ millions CAGR +7.1% Adj. EBITDA(1) $ millions CAGR +7.4%

13 1Q15 CLUBCORP CONSOLIDATED RESULTS Solid growth across all major revenue streams and segments Key operating metrics (y/y %) • Total Consolidated Results: » Revenue $202.1M,  22% » Adj. EBITDA $38.9M,  21% » Adj. EBITDA 19.2%,  (10 bps) • Revenue Growth by Source » Dues  23% » Food & Beverage  15% » Golf Ops  20% • Revenue Growth by Segment » Golf & Country Clubs (GCC)  24% » Business, Sports & Alumni (BSA)  7% • Adj. EBITDA Growth by Segment » GCC  24% » BSA  18% 53% 54% 26% 24% 12% 12% 9% 10% $165.7 $202.1 1Q14 1Q15 Other Golf Ops F&B Dues Revenue Mix $ millions $165.7 $202.1 31.2 2.6 3.7 (1.3) 1Q14 GCC BSA Other Elim… 1Q15 Revenue $ millions $32.0 $38.9 8.7 1.1 (2.9) 1Q14 GCC BSA Other 1Q15 Adj. EBITDA(1) $ millions (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

14 1Q15 GOLF & COUNTRY CLUBS (GCC) Solid growth across all key operating metrics 83,975 85,009 84,975 112,874 1Q14 Same-store 1Q15 Same-store 1Q14 Total 1Q15 Total Key operating metrics (y/y %) • Total GCC Results: » Revenue $159.0M,  24.5% » Adj. EBITDA $45.0M,  23.8% » Adj. EBITDA 28.3%,  (20 bps) • Same store GCC Results: » Revenue $130.4M,  2.3% » Adj. EBITDA $39.1M,  7.3% » Adj. EBITDA 30.0%,  140 bps • Same store Dues Revenue  4.1% » Membership  1.2% » Upgrade dues  10.8% • Same store F&B Revenue  2.0% » A la carte revenue  5.0% » Private events revenue  (3.3%) • Same store Golf Ops Revenue  (1.5%) • New or Acquired GCC Results: » Revenue $28.6M » Adj. EBITDA $5.9M 55% Dues 19% F&B 18% Golf Ops 8% Other 1Q15 $159M Revenue Mix Memberships(2)  1.2%  32.8% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same store memberships excludes managed clubs. Total memberships includes same store, and new or acquired clubs, but excludes managed clubs. $127.7 $159.0 2.8 0.5 0.1 28.3 (0.4) 1Q14 SS Dues SS F&B SS Golf SS Other Acq 1Q15 Revenue $ millions $36.4 $45.0 2.7 6.0 1Q14 Same Store Acquisitions 1Q15 Adj. EBITDA(1) $ millions

15 1Q15 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) Solid growth across all key operating metrics 54,689 54,854 54,689 56,727 1Q14 Same-store 1Q15 Same-store 1Q14 Total 1Q15 Total Key operating metrics (y/y %) • Total BSA Results: » Revenue $41.0M,  6.9% » Adj. EBITDA $7.5M,  17.9% » Adj. EBITDA 18.4%,  170 bps • Same store BSA Results: » Revenue $40.0M,  4.2% » Adj. EBITDA $7.4M,  15.4% » Adj. EBITDA 18.5%,  180 bps • Same store Dues Revenue  4.4% » Membership  0.3% » Upgrade dues  7.8% • Same store F&B Revenue  3.5% » A la carte revenue  (2.1%) » Private events revenue  6.3% • New or Acquired BSA Results: » Revenue $1.0M » Adj. EBITDA $0.1M 46% Dues 47% F&B 7% Other 1Q15 $41M Revenue Mix Memberships(2)  0.3%  3.7% (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Same store memberships excludes managed clubs. Total memberships includes same store, and new or acquired clubs, but excludes managed clubs. $38.4 $41.0 0.8 0.6 0.2 1.0 1Q14 SS Dues SS F&B SS Other New 1Q15 Revenue $ millions $6.4 $7.5 1.0 0.2 1Q14 Same Store New 1Q15 Adj. EBITDA(1) $ millions

16 FY14 CAPEX Continued investment in business … 1Q15 Capital Expenditures • 1Q15 maintenance capex $9.6 million • 1Q15 expansion capital: » ROI capital $11.3 million » Acquisition capital $15.2 million (i.e., $5.9M for Ravinia Green, $6.4M for Rolling Green, and $3M escrow for six-club portfolio acquisition) 2015 Capital Expenditures • Remaining in 2015, we anticipate investing ~$38 million on maintenance capex • Remaining in 2015, we anticipate investing ~$37-42 million on reinvention capital to reinvent and renovate approximately 30+ clubs, including 13 same-store clubs, several clubs from the Sequoia Golf acquisition, and many of our recently acquired single-store clubs $24.9 $25.1 $16.7 $23.8 $29.1 $9.6 $18.0 $22.8 $37.5 $35.7 $43.5 $11.3 2010 2011 2012 2013 2014 1Q15 Maintenance Capex ROI Capex Capital Expenditures $ millions

# FY14 FREE CASH FLOW

## Attractive FCF generation …

### Levered FCF(1)

$ millions


$76.8
$83.0
$87.5
$99.5
$110.0
$112.1
4Q13 LTM
1Q14 LTM
2Q14 LTM
3Q14 LTM
4Q14 LTM
1Q15 LTM

### Free Cash Flow

- +35% y/y increase in LTM levered FCF
- 1Q15 interest expense(2) was $10.3 million
- 1Q15 cash tax expense was $0.2 million
- Paid ~$8.4 million in dividends on January 15, 2015, and the Company currently pays annual dividends of $0.52/share

### Liquidity & Capital Structure

- As of March 24, 2015, cash and cash equivalents and total liquidity of $175.3 million. Subsequent to Q1, the Company borrowed $41.0 million on the revolving credit facility, reducing total liquidity to ~$134 million
- As of March 24, 2015, ClubCorp had one term loan of approximately $900 million at L+350 basis points with a 1% LIBOR floor, and revolving credit borrowings of $6.0 million
- As of March 24, 2015, Sr. Secured Leverage Ratio was 4.3x

*(1) Free Cash Flow is not calculated in accordance with accounting principles generally accepted in the U.S. ("GAAP"). A reconciliation of Free Cash Flow to the most comparable financial measure calculated in accordance with GAAP can be found in the appendix of this presentation.*

*(2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as "Non-Core Development Entities".*

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

17

# 2015 OUTLOOK

## Guidance indicates upside from Sequoia Golf and eight clubs acquired thus far in 2015

| Revenue | Adj. EBITDA | Reinvention | Dividend |
|---|---|---|---|
| $1030M - $1060M *(+16-20% y/y)* | $230M - $240M *(+17-22% y/y)* | ~$48-53M *30+ clubs* | Full-year $0.52 / share *~2.5% yield* |


Coto de Caza Golf & Racquet Club
Coto de Caza, CA


Athletic & Swim Club
New York, NY

**Dynamics …**

- Solid same store growth across all three primary revenue streams: dues, F&B and golf operations
- Economy continues to grow, membership sales remain strong in both our golf and country clubs segment and across business, sports and alumni clubs segment
- Acceptance of our O.N.E. offering continues to climb
- Reinvented clubs continue to drive results
- Integration of Sequoia clubs continues, with many of our planned cost synergies now realized
- Continued strong member retention and consistent new member growth

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

18

19 APPENDIX

20 1Q15 CONSOLIDATED RESULTS Combined same store clubs and combined new or acquired clubs performance (1) Change compares first quarter ended March 24, 2015 (12 weeks) to first quarter ended March 25, 2014 (12 weeks). March 24, March 25, $ % 2015 2014 Change(1) Change(1) Consolidated Results (12 weeks) (12 weeks) vs. 12 weeks vs. 12 weeks Combined Same Store Clubs Revenue Dues 89,943$ 86,353$ 3,590$ 4.2% Food and Beverage 43,721 42,606 1,115 2.6% Golf Operations 23,735 24,089 (354) (1.5%) Other(3) 13,023 12,764 259 2.0% Revenue 170,422$ 165,812$ 4,610$ 2.8% Adjusted EBITDA 46,543$ 42,876$ 3,667$ 8.6% Adjusted EBITDA Margin 27.3% 25.9% 140 bps Combined New or Acquired Clubs Revenue 29,613$ 337$ 29,276$ Adjusted EBITDA 6,029$ (101)$ 6,130$ Other Revenue 5,356$ 1,614$ 3,742$ Other Adjusted EBITDA (13,716)$ (10,780)$ (2,936)$ Elimination of intersegment revenues Revenue (3,319)$ (2,040)$ (1,279)$ Total Consolidated Results Revenue 202,072$ 165,723$ 36,349$ 21.9% Adjusted EBITDA 38,856$ 31,995$ 6,861$ 21.4% Adjusted EBITDA Margin 19.2% 19.3% -10 bps First Quarter Ended

21 1Q15 GOLF & COUNTRY CLUBS (GCC) GCC same store clubs and GCC new or acquired clubs performance (1) Change compares first quarter ended March 24, 2015 (12 weeks) to first quarter ended March 25, 2014 (12 weeks). March 24, March 25, $ % 2015 2014 Change(1) Change(1) GCC (12 weeks) (12 weeks) vs. 12 weeks vs. 12 weeks Same Store Clubs Revenue Dues 71,273$ 68,468$ 2,805$ 4.1% Food and Beverage 25,036 24,550 486 2.0% Golf Operations 23,735 24,089 (354) (1.5%) Other(3) 10,353 10,301 52 0.5% Revenue 130,397$ 127,408$ 2,989$ 2.3% Adjusted EBITDA 39,137$ 36,459$ 2,678$ 7.3% Adjusted EBITDA Margin 30.0% 28.6% 140 bps New or Acquired Clubs Revenue 28,591$ 335$ 28,256$ Adjusted EBITDA 5,887$ (85)$ 5,972$ Total GCC Results Revenue 158,988$ 127,743$ 31,245$ 24.5% Adjusted EBITDA 45,024$ 36,374$ 8,650$ 23.8% Adjusted EBITDA Margin 28.3% 28.5% -20 bps First Quarter Ended

22 1Q15 BUSINESS, SPORTS & ALUMNI CLUBS (BSA) BSA same store clubs and BSA new or acquired clubs performance (1) Change compares first quarter ended March 24, 2015 (12 weeks) to first quarter ended March 25, 2014 (12 weeks). March 24, March 25, $ % 2015 2014 Change(1) Change(1) BSA (12 weeks) (12 weeks) vs. 12 weeks vs. 12 weeks Same Store Clubs Revenue Dues 18,670$ 17,885$ 785$ 4.4% Food and Beverage 18,685 18,056 629 3.5% Other(3) 2,670 2,463 207 8.4% Revenue 40,025$ 38,404$ 1,621$ 4.2% Adjusted EBITDA 7,406$ 6,417$ 989$ 15.4% Adjusted EBITDA Margin 18.5% 16.7% 180 bps New or Acquired Clubs Revenue 1,022$ 2$ 1,020$ Adjusted EBITDA 142$ (16)$ 158$ Total BSA Results Revenue 41,047$ 38,406$ 2,641$ 6.9% Adjusted EBITDA 7,548$ 6,401$ 1,147$ 17.9% Adjusted EBITDA Margin 18.4% 16.7% 170 bps First Quarter Ended

# NET INCOME TO ADJUSTED EBITDA

## RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE

| | 4Q13 LTM | 1Q14 LTM | 2Q14 LTM | 3Q14 LTM | 4Q14 LTM | 1Q15 LTM |
|---|---|---|---|---|---|---|
| **Net (loss)** | **$ (40,680)** | **$ (33,977)** | **$ (58,576)** | **$ (50,269)** | **$ 13,329** | **$ 12,841** |
| Interest expense | 83,669 | 79,815 | 75,820 | 69,265 | 65,209 | 65,614 |
| Income tax (benefit) expense | 1,681 | 612 | (4,506) | (2,497) | (41,469) | (45,521) |
| Interest and investment income | (345) | (352) | (370) | (1,656) | (2,585) | (2,587) |
| Depreciation and amortization | 72,073 | 72,364 | 72,851 | 72,981 | 80,792 | 87,159 |
| **EBITDA** | **116,398** | **118,462** | **85,219** | **87,824** | **115,276** | **117,506** |
| Impairments, disposition of assets and income (loss) from discontinued operations and divested clubs (1) | 14,214 | 15,056 | 14,202 | 13,210 | 12,452 | 13,716 |
| Loss on extinguishment of debt (2) | 16,856 | 16,856 | 48,354 | 48,354 | 31,498 | 31,498 |
| Non-cash adjustments (3) | 3,929 | 3,581 | 3,201 | 2,545 | 2,007 | 2,008 |
| Other adjustments (4) | 10,134 | 8,565 | 13,674 | 14,932 | 25,315 | 27,630 |
| Equity-based compensation expense (5) | 14,217 | 15,049 | 16,305 | 17,254 | 4,303 | 4,573 |
| Acquisition adjustment (6) | 1,306 | 1,776 | 2,400 | 3,136 | 5,644 | 6,425 |
| **Adjusted EBITDA** | **$177,054** | **$179,345** | **$183,355** | **$187,255** | **$196,495** | **$203,356** |

(1) Includes non-cash impairment charges related to property and equipment and intangible assets, loss on disposals of assets (including property and equipment disposed of in connection with renovations) and net loss or income from discontinued operations and divested clubs that do not quality as discontinued operations.(2) Includes loss on extinguishment of debt calculated in accordance with GAAP. (3) Includes non-cash items related to purchase accounting associated with the acquisition of ClubCorp, Inc. ("CCI") in 2006 by affiliates of KSL and expense recognized for our long-term incentive plan related to fiscal years 2011 through 2013. (4) Represents adjustments permitted by the credit agreement governing ClubCorp's secured credit facilities including cash distributions from equity method investments less equity in earnings recognized for said investments, income or loss attributable to non-controlling equity interests of continuing operations, franchise taxes, adjustments to accruals for unclaimed property settlements, acquisition costs, debt amendment costs, equity offering costs, other charges incurred in connection with the ClubCorp Formation (as defined in our Annual Report on Form 10-K filed with the SEC on March 12, 2015) and management fees, termination fee and expenses paid to an affiliate of KSL. (5) Includes equity-based compensation expense, calculated in accordance with GAAP, related to awards held by certain employees, executives and directors. (6) Represents estimated deferred revenue using current membership life estimates related to initiation payments that would have been recognized in the applicable period but for the application of purchase accounting in connection with the acquisition of CCI in 2006 and the acquisition of Sequoia Golf on September 30, 2014.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

23

24 CALCULATION OF FREE CASH FLOW RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE (1) See the Adjusted EBITDA reconciliation in the preceding "Reconciliation of Non-GAAP Measures to Closest GAAP Measure" table. (2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as “Non-Core Development Entities”. 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 LTM LTM LTM LTM LTM LTM Adjusted EBITDA (1) 177,054$ 179,345$ 183,355$ 187,255$ 196,495$ 203,356$ E S: Interest expense and principal amortization on long-term debt (2) 61,317 56,660 51,776 44,370 40,912 41,142 Cash paid for income taxes 3,187 3,192 4,162 2,796 2,723 2,683 Maintenance capital expenditures 23,831 24,279 27,730 28,162 29,067 32,507 Capital lease principal & interest expense 11,885 12,190 12,197 12,436 13,799 14,938 Free Cash Flow 76,834$ 83,024$ 87,490$ 99,491$ 109,994$ 112,086$

25